Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 2 to the THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of July 29, 2016 (this “Amendment”), among CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), CF INDUSTRIES, INC., a Delaware corporation (the “Company”), the LENDERS party hereto, the ISSUING BANKS party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of September 18, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Revolving Credit Agreement”; the Existing Revolving Credit Agreement as amended by this Amendment, the “Amended Revolving Credit Agreement”), among Holdings, the Company, the Lenders party thereto, the Administrative Agent and the other parties thereto; and

WHEREAS, the parties hereto desire to amend the Existing Revolving Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Revolving Credit Agreement has the meaning assigned to such term in the Amended Revolving Credit Agreement.  Each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Revolving Credit Agreement shall, from the Amendment Effective Date (as defined below), refer to the Amended Revolving Credit Agreement.  This Amendment shall constitute a “Loan Document” for all purposes under the Amended Revolving Credit Agreement.

Section 2.  Amendments to the Existing Revolving Credit Agreement.  In each case with effect on and after the Amendment Effective Date:

(a)                       Section 1.1 of the Existing Revolving Credit Agreement shall be amended to add the following definition in the appropriate alphabetical order:

““Amendment No. 2 Effective Date” means July 29, 2016.”

(b)                       Clause (a) of the definition of “Applicable LC Fronting Sublimit” in Section 1.1 of the Existing Revolving Credit Agreement shall be amended by deleting the words “Third Restatement Effective Date” and inserting in their place the words “Amendment No. 2 Effective Date”.

(c)                        The final two sentences of the definition of “Commitment” in Section 1.1 of the Existing Revolving Credit Agreement shall be amended and restated in their entirety as follows:

“The amount of each Lender’s Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 2.1.  The aggregate amount of the Lenders’ Commitments as of the Amendment No. 2 Effective Date is $1,500,000,000.”

(d)                       Clause (i) of the third sentence of Section 2.5(b) of the Existing Revolving Credit Agreement shall be amended and restated in its entirety as follows:

“(i) the aggregate LC Exposure shall not exceed $125,000,000 (the “LC Sublimit”)”.

(e)                        Section 6.4(b) of the Existing Revolving Credit Agreement shall be amended and restated in its entirety as follows:

(b)                                 Maximum Total Leverage Ratio.  Parent will not permit the Total Leverage Ratio as of the last day of any fiscal quarter to be greater than the ratio set forth opposite the corresponding date set forth below:

Quarter-End Date	Total Leverage Ratio
September 30, 2016	5.25:1.00
December 31, 2016	5.25:1.00
March 31, 2017	5.25:1.00
June 30, 2017	5.00:1.00
September 30, 2017	4.75:1.00
December 31, 2017	4.00:1.00
March 31, 2018 and thereafter	3.75:1.00

(f)                         Schedule 2.1 of the Existing Revolving Credit Agreement shall be amended and restated in its entirety to contain the information set forth on Annex A hereto.

Section 3.  Representations of the Company and Holdings.  Each of the Company and Holdings represents and warrants that (a) all representations and warranties set forth in the Amended Revolving Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date after giving effect to this Amendment, except that (i) to the extent that any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true

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and correct in all respects and (b) no Default or Event of Default shall exist and be continuing on the Amendment Effective Date after giving effect to this Amendment.

Section 4.  Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of the following conditions precedent:

(a)                       The Administrative Agent (or its counsel) shall have received, from each of Holdings, the Company, the Issuing Banks and Lenders that in the aggregate constitute the Required Lenders under the Existing Revolving Credit Agreement as of the Amendment Effective Date, a counterpart of this Amendment, signed on behalf of such party (which may include facsimile or other electronic transmission of a signed signature page of this Amendment);

(b)                       The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date and signed on behalf of the Company by a Responsible Officer or a Financial Officer of the Company, confirming (i) that all representations and warranties set forth in this Amendment, the Amended Revolving Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date after giving effect to this Amendment, except that (A) to the extent that any such representation or warranty is stated to relate solely to an earlier date, such certificate shall confirm that such representation or warranty is true and correct in all material respects as of such earlier date and (B) with respect to any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language, such certificate shall confirm that such representation or warranty is true and correct in all respects; and (ii) no Default or Event of Default exists and is continuing on the Amendment Effective Date after giving effect to this Amendment;

(c)                        The Lenders, the Administrative Agent, and the Arrangers shall have received all fees and expenses required to be paid by the applicable Loan Parties (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel to the Administrative Agent) for which invoices have been presented to the Company at least 3 Business Days prior to the Amendment Effective Date (or such later date as the Company shall permit in its reasonable discretion); and

(d)                       The Administrative Agent shall have received an amendment fee for the account of each Lender party hereto in an amount equal to 0.10% of such Lender’s Commitment as of the Amendment Effective Date (immediately after giving effect to this Amendment).

Section 5.  Certain Consequences Of Effectiveness.

(a)                       Except as expressly set forth herein and in Annex A attached hereto, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Existing Revolving Credit Agreement or any other Loan Document,

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and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)                       Nothing herein shall be deemed to entitle Holdings, any Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan document in similar or different circumstances.

(c)                        By signing this Amendment, each of Holdings and the Company hereby confirms that (i) the Obligations of each of Holdings, each of the Borrowers and each Guarantor under the Amended Revolving Credit Agreement and the other Loan Documents as amended hereby are entitled to the benefit of the guarantees set forth in the relevant Loan Documents and (ii) the Loan Documents as amended hereby are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

Section 6.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 7.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CF INDUSTRIES HOLDINGS, INC., as Holdings

By:	/s/ Daniel Swenson
	Name:	Daniel Swenson
	Title:	Vice President, Treasurer and Assistant Secretary

CF INDUSTRIES, INC., as the Company

By:	/s/ Daniel Swenson
	Name:	Daniel Swenson
	Title:	Vice President, Treasurer and Assistant Secretary

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Anish Shah
	Name:	Anish Shah
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

MORGAN STANLEY BANK, N.A., as an Issuing Bank and as a Lender

By:	/s/ Dmitriy Barskiy
	Name:	Dmitry Barskiy
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Issuing Bank and as a Lender

By:	/s/ Charles Shaw
	Name:	Charles Shaw
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

BANK OF MONTREAL, as an Issuing Bank and as a Lender

By:	/s/ Josh Hovermale
	Name:	Josh Hovermale
	Title:	Vice President

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

GOLDMAN SACHS BANK USA, as an Issuing Bank and as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

ROYAL BANK OF CANADA, as an Issuing Bank and as a Lender

By:	/s/ Sinan Tarlan
	Name:	Sinan Tarlan
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender

By:	/s/ LaShonda Fuselier
	Name:	LaShonda Fuselier
	Title:	Director

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Sangeeta Shah
	Name:	Sangeeta Shah
	Title:	Director

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Zhen Ma
	Name:	Zhen Ma
	Title:	Authorized Signatory

By:	/s/ Robert Robin
	Name:	Robert Robin
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ David Jaffe
	Name:	David Jaffe
	Title:	Vice President

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin L. Lenda
	Name:	Kristin L. Lenda
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Carlos Cruz
	Name:	Carlos Cruz
	Title:	Vice President

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul E. Rouse
	Name:	Paul E. Rouse
	Title:	Vice President

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Milena Deltchev
	Name:	Milena Deltchev
	Title:	Vice President

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Gary Herzog
	Name:	Gary Herzog
	Title:	Managing Director

By:	/s/ Kaye Ea
	Name:	Kaye Ea
	Title:	Managing Director

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ James Boyle
	Name:	James Boyle
	Title:	Director

By:	/s/ Marie Duflos
	Name:	Marie Duflos
	Title:	Director

Signature Page to Amendment No. 2 to Third Amended and Restated Revolving Credit Agreement

ANNEX A

Schedule 2.1

Commitments

Lender	Commitment	Applicable LC Fronting Sublimit
Morgan Stanley Bank, N.A.	$142,500,000.00	$20,833,333.34
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$142,500,000.00	$20,833,333.33
Bank of Montreal	$112,500,000.00	$20,833,333.33
Goldman Sachs Bank USA	$112,500,000.00	$20,833,333.34
Royal Bank of Canada	$112,500,000.00	$20,833,333.33
Wells Fargo Bank, National Association	$112,500,000.00	$20,833,333.33
The Bank of Nova Scotia	$90,000,000.00	N/A
Canadian Imperial Bank of Commerce, New York Branch	$90,000,000.00	N/A
Citibank, N.A.	$90,000,000.00	N/A
PNC Bank, National Association	$90,000,000.00	N/A
SunTrust Bank	$90,000,000.00	N/A
U.S. Bank National Association	$90,000,000.00	N/A
Bank of America, N.A.	$75,000,000.00	N/A
Crédit Agricole Corporate and Investment Bank	$75,000,000.00	N/A
Commerzbank AG, New York Branch	$75,000,000.00	N/A
Total	$1,500,000,000.00	$125,000,000.00